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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



           Date of Report (Date earliest event reported) June 4, 1996


              Real Estate Income Partners III, Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-16027                                        13-3341425
(Commission File Number)                    (I.R.S. Employer Identification No.)


27611 La Paz Road, Laguna Niguel, California               92677
(Address of Principal Executive Offices)                (Zip Code)


                                 (714) 643-7700
              (Registrant's Telephone Number, Including Area Code)

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                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP

ITEM 5.  OTHER EVENTS.

      On June 4, 1996, Real Estate Income Partners III, Limited Partnership (the "Partnership") sold Flaircentre, a complex composed of 11 one-story office buildings located on 3.7 acres of land in El Monte, California, to The Evangelical Formosan Church, a California corporation. The sale price was $2,300,000. Net proceeds of the sale to the Partnership, after payment of commissions and closing costs, were approximately $2,159,000. The General Partner was not paid a commission or disposition fee as part of this transaction.





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                        REAL ESTATE INCOME PARTNERS III,
                              LIMITED PARTNERSHIP

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




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                                REAL ESTATE INCOME PARTNERS III
                                LIMITED PARTNERSHIP


By:   BIRTCHER/LIQUIDITY        By:   BIRTCHER INVESTORS,
      PROPERTIES                      a California limited partnership
      (General Partner)
                                      By:   BIRTCHER INVESTMENTS,
                                            a California general partnership,
                                            General Partner of Birtcher Investors

                                            By:    BIRTCHER LIMITED,
                                                   a California limited partnership,
                                                   General Partner of Birtcher Investments

                                                   By:   BREICORP,
                                                         a California corporation,
                                                         formerly known as Birtcher
                                                         Real Estate Inc., General
                                                         Partner of Birtcher Limited

Date:    June 7, 1996                                    By:   /s/ Robert M. Anderson
                                                               --------------------------
                                                               Robert M. Anderson
                                                               Executive Director
                                                               BREICORP

                                By:   LF Special Fund I, L.P.,
                                      a California limited partnership

                                      By:   Liquidity Fund Asset Management, Inc.,
                                            a California corporation, General
                                            Partner of LF Special Fund I, L.P.

Date:    June 7, 1996                       By:    /s/ Brent R. Donaldson
                                                   -------------------------------------
                                                   Brent R. Donaldson
                                                   President
                                                   Liquidity Fund Asset Management, Inc.
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